UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under §240.14a-12

 WILSHIRE PRIVATE ASSETS MASTER FUND

(formerly the Delaware Wilshire Private Markets Master Fund)

WILSHIRE PRIVATE ASSETS FUND

(formerly the Delaware Wilshire Private Markets Fund)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee paid previously with preliminary materials.

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 WILSHIRE PRIVATE ASSETS MASTER FUND

(formerly the Delaware Wilshire Private Markets Master Fund)

WILSHIRE PRIVATE ASSETS FUND

(formerly the Delaware Wilshire Private Markets Fund)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

[●], 2024

Dear Shareholder,

We are writing to inform you of the upcoming joint special meeting of shareholders (the “Special Meeting”) of Wilshire Private Assets Master Fund (formerly the Delaware Wilshire Private Markets Master Fund) (the “Master Fund”) and Wilshire Private Assets Fund (formerly the Delaware Wilshire Private Markets Fund) (the “Feeder Fund”) (the Feeder Fund and Master Fund, together, the “Funds”). At the Special Meeting, shareholders will have the opportunity to vote on important proposals affecting the Funds. The Special Meeting will be held on [●], 2024, at [●], a.m. Eastern time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456.

Each of the Funds is a closed-end management investment company organized as a Delaware statutory trust. The Feeder Fund operates as a feeder fund in a master-feeder fund arrangement with the Master Fund. As a feeder fund, the Feeder Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Feeder Fund. Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Feeder Fund’s voting rights with respect to the Master Fund interests held by the Feeder Fund must be passed through to the Feeder Fund’s own shareholders. Therefore, as indicated below, you are being asked to vote on the following proposals applicable to both the Feeder Fund and the Master Fund (the “Proposals”):

1)	To approve a new fundamental investment policy under which each Fund will periodically offer to repurchase Fund shares. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), each Fund is proposing to adopt a fundamental policy to offer to repurchase not less than 5% and not more than 25% of each Fund’s outstanding common stock at net asset value once every three (3) months.

2)	To elect a nominee, a current Trustee (the “Nominee”), to the Board of Trustees of each Fund.

The Board of Trustees of each Fund believes that the approval of the proposals is in the best interests of each Fund and its shareholders, and has unanimously approved, and recommends that you vote FOR, the Proposals.

The question and answer section that follows briefly discusses the proposals. Please review and consider the enclosed materials carefully, and then please take a moment to vote. Detailed information about each of the proposals is contained in the enclosed Proxy Statement.

Your vote is important no matter how many shares you own. Voting your shares early will help prevent costly follow-up mail and telephone solicitation.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the Special Meeting:

•	Mail: Complete and return the enclosed proxy card.

•	Internet: Access the website shown on your proxy card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•	In person: Attend the Special Meeting on [●], 2024 .

Thank you for your response and for your continued investment in the Fund.

Sincerely, /s/ Michael Beattie
Michael Beattie President of the Funds

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

 WILSHIRE PRIVATE ASSETS MASTER FUND

(formerly the Delaware Wilshire Private Markets Master Fund)

WILSHIRE PRIVATE ASSETS FUND

(formerly the Delaware Wilshire Private Markets Fund)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE IS HEREBY GIVEN that a joint special meeting of the shareholders of Wilshire Private Assets Master Fund (formerly the Delaware Wilshire Private Markets Master Fund) (the “Master Fund”) and Wilshire Private Assets Fund (formerly the Delaware Wilshire Private Markets Fund) (the “Feeder Fund”) (the Feeder Fund and Master Fund, together, the “Funds”) will be held on [●], 2024, at [10:00 a.m]. Eastern time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 (the “Special Meeting”).

At the Special Meeting, shareholders of the Funds will be asked to consider and vote upon the following proposals (the “Proposals”) and transact such other business as may be properly brought before the Special Meeting (and any adjournments or postponements thereof):

1)	To approve a new fundamental investment policy under which each Fund will periodically offer to repurchase Fund shares. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), each Fund is proposing to adopt a fundamental policy to offer to repurchase not less than 5% and not more than 25% of each Fund’s outstanding common stock at net asset value once every three (3) months.

2)	To elect a nominee, a current Trustee (the “Nominee”), to the Board of Trustees for each Fund.

The Board of Trustees of each Fund believes that the approval of the proposals is in the best interests of each Fund and its shareholders, and has unanimously approved, and recommends that you vote FOR, the Proposals

Each Proposal is discussed in greater detail in the enclosed joint proxy statement. Please read the joint proxy statement carefully for information concerning each Proposal. The enclosed materials contain this Notice of Joint Special Meeting of Shareholders (the “Notice”), the joint proxy statement and proxy card(s)/voting instruction form(s). A proxy card/voting instruction form is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the applicable Fund. If you complete, sign and return the proxy card(s)/voting instruction form(s), we will vote the card(s)/form(s) as you indicated. If you simply sign, date and return the enclosed proxy card(s)/voting instruction form(s), but do not specify a vote, your proxy will be voted FOR the Proposals.

Shareholders of record of the Funds at the close of business on the record date, [●], 2024, are entitled to notice of the proxy solicitation and to vote at the Special Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

/s/ Michael Beattie
Michael Beattie
President of the Funds

PROXY STATEMENT

[●], 2024

WILSHIRE PRIVATE ASSETS MASTER FUND

(formerly the Delaware Wilshire Private Markets Master Fund)

 WILSHIRE PRIVATE ASSETS FUND

(formerly the Delaware Wilshire Private Markets Fund)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

This Proxy Statement is being provided to you on behalf of the Boards of Trustees (collectively, the “Board”) of Wilshire Private Assets Master Fund (formerly the Delaware Wilshire Private Markets Master Fund) (the “Master Fund”) and Wilshire Private Assets Fund (formerly the Delaware Wilshire Private Markets Fund) (the “Feeder Fund”) (the Feeder Fund and Master Fund together, the “Funds”), in connection with the Funds’ solicitation of their shareholders’ proxies for use at a special joint meeting of shareholders of the Funds on [●], 2024, at [10:00] a.m. Eastern time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 (the “Special Meeting”).

The Feeder Fund operates as a feeder funds in a master-feeder fund arrangement with the Master Fund. Each of the Funds is a closed-end management investment company organized as a Delaware statutory trust. Pursuant to the master-feeder fund arrangement, the Feeder Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Feeder Fund.

As a shareholder of the Master Fund, the Feeder Fund has been asked to vote on the proposals described in this proxy statement as they relate to the Master Fund. Pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Feeder Fund must (i) pass through to the Feeder Fund’s own shareholders voting rights with respect to the interest in the Master Fund that the Feeder Fund holds and (ii) vote its interest in the Master Fund in accordance with the voting instructions of the Feeder Fund’s shareholders. As a result, in addition to your vote on each proposal as it relates to the Feeder Fund, the Board of the Feeder Fund needs, and you are being asked to provide, your voting instructions on each matter as they relate to how the Feeder Fund should vote its interest in the Master Fund.

At the Special Meeting, shareholders of the Funds will be asked to consider and vote upon the following proposals (the “Proposals”) and transact such other business as may be properly brought before the Special Meeting (and any adjournments or postponements thereof):

1)	To approve a new fundamental investment policy under which each Fund will periodically offer to repurchase Fund shares. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), each Fund is proposing to adopt a fundamental policy to offer to repurchase not less than 5% and not more than 25% of each Fund’s outstanding common stock at net asset value once every three (3) months.

i

2)	To elect a nominee, a current Trustee (the “Nominee”), to the Board of Trustees for each Fund.

We anticipate that the notice of Special Meeting of shareholders, this Proxy Statement and the proxy card (collectively, the “Proxy Materials”) will be mailed to shareholders beginning on or about [●], 2024.

Please read the Proxy Statement before voting on the proposals. If you need additional copies of this Proxy Statement or the proxy card, please contact EQ Fund Solutions toll-free at (800) 893-5865 or in writing at 48 Wall Street, 22nd Floor, New York, NY 10005. Additional copies of this Proxy Statement will be delivered to you promptly upon request. To obtain directions to attend the meeting, please call (800) 893-5865. Shareholders of record of the Funds at the close of business on the record date, [●], 2024 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. As of the Record Date, the Funds have the following number of shares outstanding:

Fund	Shares Outstanding as of the Record Date
Wilshire Private Assets Master Fund	[●]
Wilshire Private Assets Fund	[●]

Each full share entitles its holder to one vote at the Special Meeting. Each Fund’s shareholders will vote separately on the Proposals.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [●], 2024:

The Notice of Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/Delaware/docs/WilshirePrivateAssets.pdf

Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement, but, for your convenience, we have provided a brief overview of the Proposals.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this Proxy Statement because you were a Shareholder of the Feeder Fund on the Record Date, and therefore have the right to vote on important Proposals concerning the Funds.

Q.	What are the Proposals about?

A.	This Proxy Statement presents two proposals.

Proposal 1

This proposal relates to adopting a new fundamental investment policy.

You are being asked to approve the adoption of a new fundamental policy regarding quarterly offers to repurchase each Fund’s shares (the “Repurchase Policy”) at net asset value (“NAV”). Based on the recommendation of the Funds’ investment adviser, Wilshire Advisors LLC (“Wilshire” or the “Adviser”), each Fund intends to begin operating as an “interval fund” pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, the Board has adopted (subject to Shareholder approval) a fundamental policy to offer to repurchase not less than 5% and not more than 25% of each Fund’s shares at NAV quarterly. The Funds are seeking Shareholder approval to adopt the Repurchase Policy.

Proposal 2

You are being asked to elect a new Trustee of the Funds. There are currently five members of the Board that have been elected by the Funds’ Shareholders: William M. Doran, Jon C. Hunt, Thomas P. Lemke, Jay C. Nadel and Randall S. Yanker. Each of Messrs. Doran, Hunt, Lemke, Nadel and Yanker, were previously elected by the Board’s initial Shareholder on March 19, 2020. Nichelle Maynard-Elliott, the Trustee nominee, is currently a member of the Board. Ms. Maynard-Elliott was nominated by the Governance Committee of the Board on June 23, 2021 and was appointed by unanimous consent of the Board on June 23, 2021. In accordance with Section 16(a) of the 1940 Act, the Board may appoint Trustees to fill vacancies if after doing so at least two-thirds of the Trustees have been elected by the shareholders of the Funds. The Board believes it is in the best interests of the Funds for the shareholders to elect Ms. Maynard-Elliott.

Q.	Will operating the Funds as interval funds affect my account with the Feeder Fund?

A.	No. You will still own the same number of shares in the Feeder Fund that you currently hold and the value of your investment will not change as a result of adopting the Repurchase Policy. Adopting the Repurchase Policy will allow Shareholders to sell shares of their Fund back to the respective Fund at NAV once every three months. Subject to Board approval, each Fund intends to offer to repurchase 5% of its outstanding shares every three months if Shareholders approve Proposal 1.

Q.	Why does Wilshire recommend changing the Funds to interval funds rather than continuing to operate as tender offer funds?

A.	Under the current structure any repurchase of Shares by a Fund will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. The Adviser believes that adopting the Repurchase Policy under Rule 23c-3 of the Investment Company Act both would provide investors with sufficient liquidity and would help to moderate any discount to net asset value that otherwise would occur if the Feeder Fund’s shares were instead traded on an exchange. The Adviser also believes that conversion to an interval structure would allow the Feeder Fund to achieve a wider distribution via intermediary platforms, which in turn would allow both Funds to achieve economies of scale and reduce expenses for Shareholders over time. The Feeder Fund’s current liquidity profile has been identified as a barrier to adoption by such third-party platforms.

Under the proposed fundamental policy, the Board will be required to make a quarterly repurchase offer for between 5% and 25% of each Fund’s outstanding shares. The Board currently expects to make a repurchase offer for [5%] of each Fund’s outstanding shares every three months. If a repurchase offer by a Fund is oversubscribed, the Fund may purchase additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase more than the repurchase offer amount, or if security holders tender shares in an amount exceeding the repurchase offer amount plus 2% of the common stock outstanding on the repurchase request deadline, the Fund will repurchase shares on a pro rata basis. In this event, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer.

Q.	How does Proposal 2 affect the composition of the Board?

A.	Proposal 2 will not result in a change to the current Board composition. Currently the Board is composed of six persons, five of whom are not “interested persons” of the Funds as defined in the Investment Company Act (the “Independent Trustees”): Jon C. Hunt, Thomas P. Lemke, Nichelle Maynard-Elliott, Jay C. Nadel and Randall S. Yanker. William M. Doran is the “interested person” of the Funds and therefore serves as the Interested Trustee of the Funds. Rule 23c-3 requires at least a majority of the directors of the funds are not “interested persons” of the funds, or Independent Trustees, for the funds to operate as interval funds. If Shareholders elect Nichelle Maynard-Elliott as proposed, each of the Trustees will have been elected by Shareholders, which will provide the Board with the flexibility to fill a vacancy or add an additional Trustee without incurring the cost associated with seeking Shareholder approval. In addition, a majority of the Board will qualify as Independent Trustees as required for the Funds to operate as interval funds.

Q.	How long will the Trustees serve on the Board?

A.	There is no stated term of office for the Trustees of the Funds. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Funds; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above.

Q.	Who will pay for the proxy solicitation and related legal costs?

A.	The Adviser will pay for the proxy solicitation and related legal costs. The Adviser estimates that the cost of preparing, printing and mailing the Proxy Statement and soliciting Shareholder votes will be $X,000.

Q.	What will happen if Shareholders do not approve the Proposals?

A.	Approval of Proposal 1 requires the vote of a majority of the outstanding shares of each Fund. If Shareholders do not approve Proposal 1, the Funds will not be able to operate as interval funds and will continue to operate as tender offer funds that offer to repurchase Fund shares on a periodic basis at the discretion of the Board.

Approval of Proposal 2 requires a plurality of votes cast on the matter in favor the nominee. If Nichelle Maynard-Elliott receives a plurality of votes cast on Proposal 2, Ms. Maynard-Elliott will be elected to serve as an Independent Trustee. If Ms. Maynard-Elliott does not receive a plurality of votes cast on Proposal 2, she will continue to serve as an Independent Trustee pursuant to her appointment in accordance with Section 16(a) of the 1940 Act.

Neither Proposal is contingent upon the approval of the other Proposal.

If approved, Proposal 1 will be implemented upon the effective date of an amendment to the Fund’s registration statement disclosing the changes. If approved, Proposal 2 will be implemented upon Shareholder approval.

Q.	What is the Board’s recommendation?

A.	After careful consideration, the Board unanimously recommends that Shareholders vote FOR all Proposals.

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TABLE OF CONTENTS

PROPOSAL 1: ADOPTION OF FUNDAMENTAL POLICY TO CONDUCT PERIODIC REPURCHASE OFFERS	1
PROPOSAL 2: ELECTION OF TRUSTEE	5
ADDITIONAL INFORMATION	18

PROPOSAL 1:
ADOPTION OF FUNDAMENTAL POLICY TO CONDUCT PERIODIC
REPURCHASE OFFERS

On [●], 2024, the Board unanimously voted to convert the Funds to interval funds, subject to Shareholder approval. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding common shares pursuant to Rule 23c-3 under the Investment Company Act. Rule 23c-3 requires that a majority of each Fund’s Shareholders adopt such fundamental policy. Therefore, the Board is seeking your approval to adopt a fundamental policy to conduct periodic repurchases of each Fund’s common shares as described below (the “Repurchase Policy”).

Background and Reasons

The Board recommends a vote for the proposal to approve the adoption of the Repurchase Policy because such repurchase offers will ensure greater and more consistent liquidity for each Fund’s Shareholders. As described in greater detail below, upon adopting the Repurchase Policy, each Fund will be required to conduct quarterly repurchase offers unless limited exceptions (as discussed below) apply. Under their current structure, the Funds will only conduct tender offers at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Adopting the Repurchase Policy will enable the Funds to take advantage of a more efficient and less costly repurchase offer process pursuant to Rule 23c-3. Shareholders will benefit from the lower cost burden on the Funds and assurance that repurchases will be conducted quarterly. Additionally, the conversion to an interval structure would allow the Feeder Fund to achieve wider distribution via intermediary platforms, which would in turn allow both Funds to achieve economies of scale and reduce expenses for Shareholders over time.

Pursuant to the Repurchase Policy, each Fund intends to make one repurchase offer of no less than 5% and no more than 25% of its shares outstanding each quarter at a price equal to the net asset value per share (“NAV”). Such repurchases are referred to as “Mandatory Repurchases” because the Fund is required to conduct the repurchase offer unless certain limited circumstances occur (as set forth below under the heading “Suspension or Postponement of Mandatory Repurchase”). The Board currently intends to make a repurchase offer for [5%] of each Fund’s outstanding shares each quarter. If a repurchase offer by a Fund is oversubscribed, the Fund may purchase additional shares up to a maximum amount of an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase more than the repurchase offer amount, or if security holders tender stock in an amount exceeding the repurchase offer amount plus 2% of the common shares outstanding on the Repurchase Request Deadline (as defined below), the Fund will repurchase shares on a pro rata basis. There is no guarantee that Shareholders will be able to sell all of the shares they desire in a Mandatory Repurchase. Each Fund intends to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the annual redemption offer requirements.

If the Repurchase Policy is adopted, the offer to repurchase shares will be a fundamental policy that may not be changed without the vote of the holders of a majority of each Fund’s outstanding voting securities (as defined in the Investment Company Act). Shareholders will be notified in writing of each Mandatory Repurchase and the date the repurchase offer will end (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each Mandatory Repurchase offer and how they may request that the Funds repurchase their shares and the Repurchase Request Deadline, which is the date the repurchase offer ends. Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to Shareholders and the Repurchase Request Deadline is generally 30 days but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record or credited directly to a predetermined bank account on the purchase payment date, which will be no more than seven days after the Repurchase Pricing Date.

The Board may establish other policies for repurchases of shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of shares that each Fund will offer to repurchase (the “Repurchase Offer Amount”) for the given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. Currently, the Board intends to make a repurchase offer for [5%] of each Fund’s then outstanding shares each quarter. Accordingly, investors should not rely on Mandatory Repurchases being made in amounts in excess of [5%] of the total number of shares outstanding. If a repurchase offer by a Fund is oversubscribed, the Fund may purchase additional shares up to a maximum amount of an additional 2% of the outstanding shares of the Fund. If Shareholders tender for repurchase more than the Repurchase Offer Amount plus an additional 2% (if applicable), the Fund will repurchase the shares on a pro rata basis, provided that the Fund may accept all shares tendered for Mandatory Repurchase by Shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account (“IRA”) or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, each Fund shall send to each Shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notice”). The Shareholder Notice will contain information Shareholders should consider when deciding whether or not to tender their shares for Mandatory Repurchase. The notice also will include detailed instructions on how to tender shares for the Mandatory Repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV computed by each Fund no more than seven days before the date of the Shareholder Notice, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price

The share repurchase price will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [XXX-XXX-XXXX], Monday through Friday, except holidays, during normal business hours of 8:30 a.m. to 5:30 p.m. (Eastern Time) to learn the NAV for each of the five days before the Repurchase Pricing Date. The Shareholder Notice also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Mandatory Repurchase.

Repurchase Amounts and Payment of Proceeds

Shares tendered for Mandatory Repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the Mandatory Repurchase will be made by check to the Shareholder’s address of record or credited directly to a predetermined bank account on the purchase payment date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given Mandatory Repurchase, each Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan.

Suspension or Postponement of Mandatory Repurchase

Each Fund may suspend or postpone a Mandatory Repurchase pursuant to a vote by a majority of the Funds’ Trustees, including a majority of its Independent Trustees, and only: (a) if making or effecting the Mandatory Repurchase would cause the Fund to lose its status as a RIC under the Internal Revenue Code of 1986, as amended; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Securities and Exchange Commission (the “SEC”) may by order permit for the protection of Shareholders of the Fund. If a Mandatory Repurchase is suspended or postponed, the Fund will provide notice to its Shareholders of such suspension or postponement. If the Fund renews the Mandatory Repurchase, the Fund will send a new notification to its Shareholders in compliance with Rule 23c-3.

Liquidity Requirements

Each Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notice is sent until the Repurchase Pricing Date. Each Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board will adopt procedures that are reasonably designed to ensure that each Fund’s assets are sufficiently liquid so that the Fund can comply with a Mandatory Repurchase and the liquidity requirements described in the previous paragraph. If, at any time, a Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Risks Related to the Approval of Proposal 1

Mandatory Repurchases will typically be funded from available cash or access to a bank line of credit in amounts sufficient to meet the annual repurchase offer requirements. Payment for repurchased shares, however, may require a Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If a Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their shares in a Mandatory Repurchase by increasing the Fund’s expenses and reducing any net investment income. To the extent a Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund Mandatory Repurchases also could reduce the market price of those underlying securities, which in turn would reduce a Fund’s NAV. In addition, a Fund may sell portfolio securities at an inopportune time and may suffer losses or unexpected tax liabilities. Repurchase of a Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in a Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by a Fund will be a taxable event to Shareholders.

The Funds are intended as long-term investments. The Mandatory Repurchases will be the only means of liquidity provided by each Fund through which Shareholders have a right to redeem their shares, subject to a limited number of extenuating circumstances. Because each Fund will provide liquidity through the Mandatory Repurchases, they do not anticipate seeking to complete a liquidation event in the future. Other than Mandatory Repurchases, shareholders do not have the right to have their shares redeemed by a Fund or transfer or exchange their shares, other than limited rights of a Shareholder’s descendants to redeem shares in the event of such Shareholder’s death pursuant to certain conditions and restrictions. The Funds’ shares are not traded on a national securities exchange.

Vote Required

Adoption of the fundamental policy requires the affirmative vote of a majority of each Fund’s outstanding voting shares. The Investment Company Act defines a “majority vote” as the vote of Shareholders owning the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy at such meeting; or (b) more than 50% of a fund’s outstanding voting shares. For purposes of the Shareholder vote solicited here, a majority vote means the vote of more than 50% of the outstanding shares of each Fund on the Record Date.

The Board recommends a vote “FOR” Proposal 1.

PROPOSAL 2:
ELECTION OF TRUSTEE

There are currently five members of the Board that have been elected by Fund Shareholders: William M. Doran, Jon C. Hunt, Thomas P. Lemke, Jay C. Nadel and Randall S. Yanker. Each of Messrs. Doran, Hunt, Lemke, Nadel and Yanker, were previously elected by the Board’s initial Shareholder on March 19, 2020. Nichelle Maynard-Elliott, the Trustee nominee, is currently a member of the Board. Ms. Maynard-Elliott was nominated by the Governance Committee of the Board on June 23, 2021 and was appointed by unanimous consent of the Board on June 23, 2021. In accordance with Section 16(a) of the 1940 Act, the Board may appoint Trustees to fill vacancies if after doing so at least two-thirds of the Trustees have been elected by the shareholders of the Fund. Each Board believes it is in the best interests of the Fund for the shareholders to elect Ms. Maynard-Elliott.

Information about the Trustee Nominee, Trustees and Officers of the Fund

Certain information with respect to the nominee for election, Trustees and the officers of the Funds’ is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment and certain trusteeships that each person holds, and the length of time served in such capacity with the Funds.

Trustee Independence

Under the Investment Company Act, in order for a Trustee to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of a Fund or of an investment adviser or principal underwriter to a Fund; control a Fund or an investment adviser or principal underwriter to a Fund; be an officer, trustee or employee of an investment adviser or principal underwriter to a Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to a Fund; be a partner or employee of any firm that has acted as legal counsel to a Fund or an investment adviser or principal underwriter to a Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of a Fund.

The Board, pursuant to the Investment Company Act and with advice of counsel to the Independent Trustees, has considered the independence of the nominee and other existing members of the Board who are not employed by the Adviser, or SEI Investments Distribution Co., the Fund’s distributor (the “Distributor”), or any of their respective affiliates, and has concluded that Ms. Maynard-Elliott is not an “interested person” of the Funds, the Adviser, or the Distributor, as defined by the Investment Company Act and therefore qualifies as an Independent Trustee under the standards promulgated by the Investment Company Act.

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Year	Other Directorships Held in the Past 5 Years
Independent Trustee Nominee
Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Interested Trustee
William M. Doran (Born: 1940)	Chairman of the Board of Trustees[1] (since 2020)

Self-Employed Consultant since

2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Funds, SEI Investments, SIMC,

the Administrator and the Distributor. Secretary of SEI

Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund, Symmetry Panoramic Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Independent Trustees
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2020)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Thomas P. Lemke (Born: 1954)	Trustee (since 2020)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund, Symmetry Panoramic Trust and J.P. Morgan Funds (171 Portfolios). Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Jay C. Nadel (Born: 1958)	Trustee (since 2020)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Randall S. Yanker (Born: 1960)	Trustee (since 2020)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund and Symmetry Panoramic Trust. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

[1]	Mr. Doran may be deemed to be an “interested” person of the Funds as that term is defined in the 1940 Act by virtue of a material business or professional relationship with the principal executive officer of the Funds.

There is no stated term of office for the Trustees and officers of the Funds. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Funds; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee or officer is, as applicable, Wilshire Private Assets Fund or Wilshire Private Assets Master Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Individual Trustee Qualifications.

The Funds have concluded that each of the Trustees, including the Trustee Nominee, should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Funds have concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Funds have concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Funds have concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Funds have concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Funds have concluded that Ms. Maynard-Elliott should serve as Trustee because of the experience she gained in a variety of leadership roles at a leading industrial company, the experience she has gained as a board member of several prominent companies, and her legal and financial management expertise.

The Funds have concluded that Mr. Nadel should serve as Trustee because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund and operating company boards.

The Funds have concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

Officers

Name and Year of Birth	Position and Length of Time Served	Principal Occupations in the Past Five Years
Michael Beattie (Born: 1965)	President (since 2020)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2020)	Fund Accounting Manager, SEI Investments, since 2000.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2020)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2020)	Account Manager, SEI Investments, since 2007.
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (from 2015 – May 2022; from November 2022 – June 2023; and since April 2024)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

Unless otherwise noted, the business address of each officer is, as applicable, Wilshire Private Assets Fund or Wilshire Private Assets Master Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Corporate Governance – Board Committees

In addition to serving on the Board, Trustees may also serve on each Fund’s Audit Committee or Governance Committee, both of which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of the Audit Committee and the Governance Committee. Subject to applicable laws, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or dissolve any committee as it deems necessary and in a Fund’s best interest.

Audit Committee. The Board has a standing Audit Committee (the “Audit Committee”) that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Funds and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Funds as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Funds’ audited financial statements and considering any significant disputes between the Funds’ management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Funds’ senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Funds’ internal financial controls; (viii) reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and (ix) other audit related matters. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel and Yanker currently serve as members of the Audit Committee. Mr. Nadel serves as Chair of the Audit Committee. The Audit Committee charter is attached hereto as Attachment A. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

Governance Committee. The Board has a standing Governance Committee (the “Governance Committee”) that is composed of each of the Independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at a Fund’s office. In identifying and evaluating candidates for election to the Board, the Governance Committee may consider a wide variety of factors relating to a candidate’s relevant skills, experiences and suitability for membership on the Board. The Governance Committee will evaluate candidates recommended by shareholders in the same manner as it considers candidates identified through other means. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel and Yanker currently serve as members of the Governance Committee. Ms. Maynard-Elliott serves as Chair of the Governance Committee. The Governance Committee Charter is attached hereto as Attachment B. The Governance Committee meets periodically, as necessary, and met two (2) times during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of the Trustee Nominee and each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name of Trustee Nominee/Trustee	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Trustee Nominee
Nichelle Maynard-Elliott	None	None
Interested Trustees
William M. Doran	None	None
Independent Trustees
Jon C. Hunt	None	None
Thomas P. Lemke	None	None
Jay C. Nadel	None	None
Randall S. Yanker	None	None

(1)	Valuation date is December 31, 2023.

(2)	The Funds are the only funds in the family of investment companies.

Board Responsibilities

The management and affairs of the Funds are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Funds. During the fiscal year ended March 31, 2024, the Board held [●] meetings.

The day-to-day business of the Funds, including the management of risk, is performed by third party service providers, such as the Advisers, the Distributor and the Administrator. The Trustees are responsible for overseeing the Funds’ service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business (e.g., the Advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, their respective investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Funds’ Chief Compliance Officer (the “Chief Compliance Officer”), as well as personnel of the Adviser and other service providers such as the Funds’ independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, following an initial two-year term, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, reports on the Adviser’s use of derivatives in managing the Funds, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Funds’ policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Funds and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Adviser makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Funds in their periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Funds’ internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Funds’ financial reporting and the preparation of the Funds’ financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Board Leadership Structure

Mr. Doran, an interested person of the Funds, serves as Chairman of the Board. Mr. Hunt, an Independent Trustee, serves as the lead Independent Trustee. The Funds have determined their leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee and the amount of assets under management in the Funds. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

In his role as Chairman, Mr. Doran, among other things: (i) presides over board meetings; (ii) oversees the development of agendas for Board meetings; (iii) facilitates communication between the Trustees and management; and (iv) has such other responsibilities as the Board determines from time to time.

In his role as lead Independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Board’s Role in Risk Oversight

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and Governance Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Communication with the Board

Shareholders with questions about the Funds are encouraged to contact the Funds. Shareholders may communicate with the Funds or the Board by mailing their communications to, as applicable, Wilshire Private Assets Master Fund or Wilshire Private Assets Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456. All Shareholder communications received in this manner will be delivered as appropriate to one or more members of the Board.

Board Compensation

Each Fund paid the following fees to the Trustees during the Fund’s fiscal year ended March 31, 2024. The Funds do not pay compensation to the Interested Trustees or the officers of the Fund.

Compensation Table

Name and Position	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of the Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex(1)
Trustee Nominee
Nichelle Maynard-Elliott	$0	N/A	N/A	$0 for service on three (3) boards
Interested Trustee
William M. Doran	$0	N/A	N/A	$0 for service on three (3) boards
Independent Trustees
Jon C. Hunt	$10,350	N/A	N/A	$10,350 for service on three (3) boards
Thomas P. Lemke	$10,350	N/A	N/A	$10,350 for service on three (3) boards
Jay C. Nadel	$10,350	N/A	N/A	$10,350 for service on three (3) boards
Randall S. Yanker	$10,350	N/A	N/A	$10,350 for service on three (3) boards

(1)	The term “Fund Complex” refers to each Fund.

Vote Required

This proposal requires a plurality of the voting securities of each Fund. This means, for election of a Trustee, that a nominee for election receiving more votes than any other nominee for election will be elected as a Trustee. As there is one Board seat and one nominee for election as a Trustee, the nominee will receive a plurality of the votes cast if there are any votes cast in favor of her election as Trustee.

The Board recommends a vote “FOR” Proposal 2.

ADDITIONAL INFORMATION

Independent Registered Public Accountant

The Investment Company Act requires that a Fund’s independent registered public accounting firm be selected by a majority of the Independent Trustees. One of the purposes of the Audit Committee is to recommend to the Board the selection, retention or termination of the independent registered public accounting firm for the Funds. The Funds’ independent registered public accounting firm for the fiscal year ended March 31, 2024 was Cohen & Company, Ltd (“Cohen”). On March 26, 2024, the Audit Committee of the Trust’s Board of Trustees, including a majority of the Independent Trustees, approved the appointment of Cohen & Company, Ltd. (“Cohen”) as the Trust’s independent registered public accounting firm for the fiscal year ended year ended March 31, 2024. On June 17, 2024, the Audit Committee, including a majority of the Independent Trustees, approved the appointment of Cohen as the Trust’s independent registered public accounting firm for the fiscal year ended March 31, 2025.

On January 31, 2024, due to auditor independence requirements, the Audit Committee of the Trust’s Board of Trustees dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm for the fiscal year ended March 31, 2024.

PwC’s report on the financial statements of the Wilshire Private Assets Fund (formerly the Delaware Wilshire Private Markets Fund) for the fiscal periods ended March 31, 2023 and 2022, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

For the two fiscal years ended March 31, 2023 and 2022 and the subsequent interim period through January 31, 2024, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Cohen billed the Fund aggregate fees for services rendered to the Funds for the 2024 fiscal year as follows:

Fiscal Year Ended March 31, 2024
Audit Fees	$67,500
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0

PwC billed the Fund aggregate fees for services rendered to the Funds for the 2023 fiscal year as follows:

	Fiscal Year Ended March 31, 2024
Audit Fees	$80,000	(1)
Audit-Related Fees	$0
Tax Fees	$59,475	(2)
All Other Fees	$$9,044,000

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Review of income tax returns, review of annual excise distribution calculations, and review of income tax calculations.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Fund’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Fund, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Fund, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

For the fiscal year ended March 31, 2024, Cohen did not bill any non-audit fees to the Fund or any affiliate of Wilshire that provides services to the Fund.

For the fiscal year ended March 31, 2023, PwC did not bill any non-audit fees to the Fund or any affiliate of Wilshire that provides services to the Fund.

Representatives of Cohen are not expected to be present at the Special Meeting and are not expected to be available to respond to appropriate questions. Notwithstanding the foregoing, representatives of Cohen will have the opportunity to make a statement at the Special Meeting if they desire to do so.

Copies of the Funds’ most recent annual and semi-annual reports are available without charge by calling (855) 520-7711.

Service Providers

Wilshire Advisors LLC, located at 1299 Ocean Avenue, Suite 600, Santa Monica, California 90401, serves as each Fund’s investment adviser. SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as each Fund’s administrator and fund accountant. SS&C Global Investor & Distribution Solutions, Inc., located at 333 W. 11th Street, Kansas City, Missouri 64105, serves as each Fund’s transfer agent and dividend disbursing agent.

U.S. Bank, N.A., located at 615 E Michigan Street, Milwaukee, WI 53202, serves as Custodian for the securities and cash of each Fund’s portfolio.

Shares Outstanding

As of the Record Date, [●] shares of the Wilshire Private Assets Master Fund and [●] shares of the Wilshire Private Assets Fund were issued and outstanding and entitled to vote on the proposal.

Principal Shareholders and Control Persons

As of May 31, 2024, Macquarie Management Holdings, Inc. owned as of record or beneficially approximately 38.6% of the outstanding Shares of the Wilshire Private Assets Fund. Persons beneficially owning more than 25% of the Wilshire Private Assets Fund’s outstanding Shares may be deemed to “control” the Wilshire Private Assets Fund, and indirectly, the Wilshire Private Assets Fund Master Fund, within the meaning of the 1940 Act. Shareholders controlling the Wilshire Private Assets Fund Master Fund may have a significant impact on any shareholder vote of the Wilshire Private Assets Fund Master Fund.

As of May 31, 2024, the trustees and officers of the Wilshire Private Assets Fund as a group beneficially owned less than one percent of the Wilshire Private Assets Fund’s outstanding Shares.

Security Ownership of Certain Beneficial Owners and Management

Except as discussed above under the sub-section “Principal Shareholders and Control Persons” the Funds are not aware if any person that, directly or indirectly own, control or hold with the power to vote, 5% or more of the Funds’ outstanding voting securities as of the Record Date.

As of the Record Date, the Trustees and executive officers, as a group, owned less than 1% of the outstanding shares of each Fund.

Quorum, Voting and Adjournment

For each Fund, the presence at the Special Meeting, in person or by proxy, of shareholders holding one-third of the total number of votes eligible to be cast by all shareholders as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund.

In the event that a quorum is not present for a Fund, or if there are insufficient votes to approve a Proposal by the time of the Special Meeting, the proxies or their substitutes may propose that the Special Meeting be adjourned, or the chairperson of the Special Meeting may adjourn the Special Meeting, one or more times to permit further solicitation. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning to a meeting at another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set forth for the original meeting without further notice. The persons named as proxies will also vote upon any other business that may properly come before the Special Meeting, including any adjournment, in accordance with their judgment.

In order for Proposal 1 to be approved, holders of a “majority of the outstanding voting securities” of each Fund must vote to approve Proposal 1. The term “majority of the outstanding voting securities,” as defined in the Investment Company Act and as used in this Proxy Statement, means the vote of Shareholders owning the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy at such meeting; or (b) more than 50% of a fund’s outstanding voting shares. Abstentions will have the effect of a “vote withheld” on Proposal 1 and are effectively a vote against a proposal.

Proposal 2 requires a plurality of the voting securities of each Fund. This means, for election of a Trustee, that a nominee for election receiving more votes than any other nominee for election will be elected as a Trustee. As there is one nominee for election as a Trustee, the nominee will receive a plurality of the votes cast if there are any votes cast in favor of her election as Trustee. Votes withheld for the nominee will not have an effect on the outcome of such vote.

Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as present. For purposes of determining the approval of a Proposal, abstentions do not count as votes cast. Accordingly, abstentions will have the effect of a vote against Proposal 1 and will not have an effect on the outcome of Proposal 2. There are not expected to be any broker non-votes because no voting securities of the Funds are held by brokers or nominees.

Revocation of Proxy. You may revoke your proxy at any time prior to its exercise and vote in person at the Special Meeting. You may revoke your proxy by written notice to the Secretary of the Funds at Wilshire Private Assets Master Fund or Wilshire Private Assets Fund, One Freedom Valley Drive, Oaks, PA 19456. Merely attending the Special Meeting will not revoke a validly given proxy received before the Special Meeting.

Shareholders do not have dissenters’ rights of appraisal in connection with the Proposals. If sufficient proxies are not obtained to approve the Proposals, the Board will consider what other action is appropriate and in the best interests of shareholders.

Method and Cost of Proxy Solicitation

Proxies will be solicited by the Funds primarily by mail and email. The solicitation may also include telephone, facsimile, internet, video or oral communication by certain officers of the Funds or officers or employees of Wilshire, who will not be paid for these services.

Wilshire will bear the costs of preparing, printing, and mailing this Proxy Statement and all other costs incurred in connection with the solicitation of written proxies. Wilshire estimates that the cost of preparing, printing and mailing the Proxy Statement and soliciting shareholder proxies will be $500.00.

Financial Statements and Other Information

The Funds will furnish, without charge, a copy of their annual and semi-annual reports to any shareholder upon request. Requests should be directed to Wilshire Private Assets Master Fund or Wilshire Private Assets Fund, One Freedom Valley Drive, Oaks, PA 19456 (telephone number (855) 520-7711). Those reports are also available on the Funds’ website at https://www.wilshire.com/solutions/wilshire-private-assets-fund

Householding of Proxy Materials

The Securities and Exchange Commission (“Commission”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Please note that only one proxy statement or annual report may be delivered to two or more stockholders who share an address, unless the Funds have received instructions to the contrary. To request a separate copy of this proxy statement or annual report or for instructions as to how to request a separate copy of this document or annual report or as to how to request a single copy if multiple copies of this document or annual report are received, stockholders should contact the Funds at the address and phone number set forth below.

Requests should be directed to Wilshire Private Assets Master Fund or Wilshire Private Assets Fund, as applicable, One Freedom Valley Drive, Oaks, PA 19456 (telephone number: (855) 520-7711). Copies of these documents may also be accessed electronically by means of the Commission’s home webpage at www.sec.gov.

Future Meetings; Shareholder Proposals

The Funds’ agreement and declaration of trust, and by-laws, as each may be amended from time to time, do not provide for annual meetings of shareholders, and the Funds do not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Funds’ shareholders must be received by the Funds a reasonable period of time prior to any such meeting.

By Order of the Board of Trustees,

/s/ Michael Beattie
Michael Beattie President of the Funds [●], 2024

LOGO

# FORM OF PROXY CARD

**SIGN, DATE AND VOTE ON THE REVERSE SIDE**

***VOTER PROFILE*:**

Voter ID: 123456789 Security ID: 123456789
Shares to Vote: ** confidential Household ID: 000000
***please call the phone number below for more information*

***VOTE REGISTERED TO*:**

REG1
REG2
REG3
REG4

**YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!***

**CONTROL NUMBER: 123456789101**

**Vote on the internet**

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

**vote.proxyonline.com**

**Vote by phone**

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative

**(800) 893-5865 Toll Free**

**Vote by mail**

Mail your signed and voted proxy back in the postage paid envelope provided.

**Postage-Paid Envelope**

The undersigned, revoking all Proxies heretofore given, hereby appoints Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith, and Alexander Smith, each the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote at the Joint Special Meeting of Shareholders of Wilshire Private Assets Master Fund and Wilshire Private Assets Fund to be held at [10:00 a.m.], Eastern time , on [●], 2024, at the offices of SEI at One Freedom Valley Drive, Oaks, PA 19456, and at any and all postponements or adjournments thereof (the "Meeting'), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 893-5865. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

---

**WILSHIRE PRIVATE ASSETS MASTER FUND**
**WILSHIRE PRIVATE ASSETS FUND**

# FORM OF PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon, and date it. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, one or more joint owners should sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (and title if applicable) Date

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED "FOR" THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED UPON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.**

**This proxy is solicited on behalf of the Board of Trustees**

**The Board of Trustees recommends you vote FOR the Following:**

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**THANK YOU FOR VOTING**

ATTACHMENT A

AUDIT COMMITTEE CHARTER

The Trustees hereby adopt the following as the governing principles of the Audit Committee of The Advisors’ Inner Circle Fund III (the “Trust”).

Membership.

The Committee shall be composed entirely of “Independent Trustees” (members of the Board of Trustees (the “Board”) who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)). The Committee shall consist of all the Independent Trustees with one Independent Trustee elected by the members of the Committee as chair of the Committee (the “Chair”), who shall preside over each meeting of the Committee.

Principal Responsibilities.

The principal responsibilities of the Committee shall include:

•	Recommending which firm to engage as the Trust’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

•	Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and the firm’s independence.

•	Approving all audit and non-audit services the independent auditor provides to the Trust (and certain Trust service providers) as required by and in accordance with applicable law. The Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law.

•	Serving as a channel of communication between the independent auditor and the Trustees.

•	Reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by, or on behalf of, the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports.

•	Reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements. In addition, the Committee should review any unusual circumstances reflected in the Trust’s financial statements.

A-1

•	Considering, in consultation with the independent auditor and the Trust’s senior internal accounting executive, if any, the independent auditor’s reports on the adequacy of the Trust’s internal financial controls.

•	Reviewing, in consultation with the Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements.

Recommendation of Independent Auditors.

In connection with the selection of the Trust’s independent auditor, the Committee shall consider the auditor’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Trust’s internal control system, the basis for determining their fees, and management’s attitude toward the firm.

Internal Controls.

The Committee shall periodically review the internal controls of, and other procedures adopted by, the Trust, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Trust’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); (iii) the pricing services used by the Trust; and (iv) the liquidity of other restricted securities held by the Trust.

February 12, 2014

A-2

ATTACHMENT B

GOVERNANCE COMMITTEE CHARTER

(the “Charter”)

I. Governance Committee: Membership

The Governance Committee (the “Committee”) of The Advisors’ Inner Circle Fund III (the “Trust”) shall be composed entirely of “Independent Trustees” (members of the Board of Trustees (the “Board”) who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), and consist of all the Independent Trustees with one Independent Trustee elected as chair of the Committee (the “Chair”). Matters to be addressed “periodically” under the terms of this Charter shall be addressed at least annually, normally in conjunction with the annual self-assessment required by Section V.C. hereof.

II. Board: Selection and Tenure

A.	The Committee shall periodically review the composition of the Board, including its size and the balance of its members’ skills, experience and background.

B.	The Committee shall periodically review and make recommendations with regard to the tenure of the Independent Trustees, including term limits and/or age limits.

C.	The Committee shall periodically review and make recommendations with respect to adoption of and administration of any policy for retirement from Board membership.

III. Board: Nominations and Functions

A.	The Committee shall select and nominate all persons to serve as Independent

Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trust. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

B.	The Committee also shall consider proposals of and make recommendations for “interested” Trustee candidates to the Board.

C.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

 B-1

D.	The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

IV. Committees: Selection and Review

A.	The Committee shall periodically review committee assignments and make nominations for Independent Trustee membership on all committees.

B.	The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committees (other than the Audit Committee) of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

V. Board: Education and Operations

A.	The Committee shall periodically review and make recommendations about ongoing education for incumbent Independent Trustees and about appropriate orientation for new Trustees.

B.	The Committee shall periodically review and make recommendations about the organization of board meetings, including the frequency, timing and agendas of the meetings.

C.	The Committee shall conduct a self-assessment and coordinate evaluation of the performance of the Board (and, in particular, the Independent Trustees) as a whole, at least annually, with a view towards enhancing its effectiveness.

D.	The Committee shall periodically, with the assistance of its counsel, define and clarify the duties and responsibilities of Board members. Included among these shall be legal and fiduciary duties, expectations regarding preparation, attendance, participation at meetings, fund ownership and limitations on investments.

 B-2

VI. Governance Committee: Operations

A.	The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Committee shall meet at least once each year and shall conduct at least one meeting in person.

B.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s by-laws. In the event of any inconsistency between this Charter and the Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

C.	The Committee shall submit minutes of its meeting on a regular basis and shall regularly report to the full Board no later than the next regularly scheduled Board meeting.

D.	The Committee shall review the Committee charter at least annually and recommend appropriate changes.

E.	The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust or the appropriate Fund(s).

VII. Other Powers and Responsibilities

A.	The Committee shall monitor the performance of legal counsel for the Independent Trustees, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the Independent Trustees, and shall supervise counsel for the Independent Trustees.

B.	The Committee shall periodically review and make recommendations about any appropriate changes to director compensation to the full Board.

C.	The Committee has the authority to review and make recommendations to the Board concerning all other matters not listed above pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trusts, including the adequacy and appropriateness of insurance coverage and the review and evaluation of possible conflicts of interest.

February 12, 2014

 B-3